Liberty One Spectrum ETF

SUMMARY PROSPECTUS

September 25, 2025

SPCT

a series of Two Roads Shared Trust

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated September 25, 2025, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at https://www.libertyoneetf.com/funds/SPCT-Spectrum-ETF. You can also obtain these documents at no cost by calling 1-847-680-9255 or by sending an email request to Fulfillment@ultimusfundsolutions.com.

Investment Objective: The Liberty One Spectrum ETF (the “Fund”) Seeks capital appreciation and to provide current income. There is no guarantee that the Fund will achieve its investment objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.23%
Total Annual Fund Operating Expenses	0.88%
Fee Waiver and/or Expense Reimbursement(2)	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%

(1)	Estimated for the current fiscal year.

(2)	Liberty One Investment Management, LLC (“Liberty One Investment Management” or the “Adviser”) has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund through at least December 1, 2026, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 0.85% of average daily net assets. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation in effect at the time the reimbursement is made.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation agreement for only the first year). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$87	$271

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”) that, under normal market conditions, invests in a diversified portfolio of equity securities, primarily the common stocks of dividend paying large capitalization U.S. companies that provide exposure across most sectors of the U.S. equity market. As of the date of this Prospectus, these twelve (12) sectors / sub-sectors in which the Fund will invest are: communication services; consumer food; consumer discretionary; consumer staples; energy; financials; healthcare; industrials; information technology; real estate; retail; and utilities. The Fund currently defines a large capitalization (large cap) company as one whose market capitalization is at least $5 billion and, at the time of purchase, is within the range of the market capitalizations of companies in the Russell 1000 Index (the “Russell 1000”). The Russell 1000 is an unmanaged index that tracks the highest ranking 1,000 stocks of the Russell 3000 Index (the “Russell 3000”). The Russell 1000 represents roughly 93% of the total market capitalization of the Russell 3000. The market capitalizations within the Russell 1000 will vary, but as of June 25, 2025, they ranged from approximately $1.5 billion to $3.8 trillion.

The Fund will invest across the broad spectrum of the U.S. equity market and will generally be invested in most sectors of the U.S. equity market. The Fund will consist of equally weighted investments designed to provide current income and capital appreciation potential with a focus on dividend-paying “blue chip” companies (companies that, in the Adviser’s view, are high quality companies with a long track record of dividend increases, strong growth potential characteristics, and potentially reduced volatility compared to the broad market). The Fund’s holdings will generally be equal-weighted by position and equal-weighted by sector. However, under certain circumstances, the Fund may be over-weighted in one or more positions or sectors because of market appreciation or if the Adviser believes that different weightings are appropriate. The Fund’s equity investments may not be equally weighted from time to time as the Fund navigates various market conditions and the Adviser manages various risks. Although investing in companies that provide dividend income is a fundamental component of the Fund’s principal investment strategy, the Fund may invest in securities that do not pay a dividend to shareholders.

The Fund will be invested primarily in the equity securities of large-capitalization companies that have a strong track record of paying a rising dividend to shareholders and that the Adviser considers to be established and mature, market leaders, with a strong, stable financial foundation and that have the potential for reduced volatility and high liquidity. As a result of the Fund’s focus on divided paying securities, a significant portion of the Fund’s holdings could be considered to be large cap value securities. The Adviser generally expects to keep the Fund’s portfolios fully invested in the market regardless of current market conditions.

The Adviser generally uses both a top-down and bottom up approach during portfolio construction. The Adviser will evaluate which industries, sectors and companies within the sectors the Fund will invest in based on the Adviser’s assessment of which companies exhibit favorable characteristics in the current and forecasted economic environments. The Fund’s portfolio components will be reviewed by the Adviser on a case-by-case basis to determine any changes to individual portfolio components and/or weights with the aim of enhancing the value of the Fund’s risk adjusted returns. The Adviser’s focus on investing in companies with strong, stable, dividend growing securities that exhibit a strong track record of earnings growth alongside strong balance sheets generally allows the Fund to have relatively low portfolio turnover.

The Fund’s sub-adviser, Vident Asset Management (the “Sub-Adviser”), will purchase or sell securities to implement the Adviser’s investment selections at a time determined appropriate by the Sub-Adviser and in accordance with, but not necessarily in the identical amounts as provided with the Adviser’s investment selections.

Principal Investment Risks:

As with all funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program, but rather one component of a diversified investment portfolio. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Many factors affect the Fund’s net asset value (“NAV”) and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

As with any fund, there is no guarantee that the Fund will achieve its goal.

Management Risk. The Fund’s investment strategies may not result in an increase in the value of your investment in the Fund or in overall performance equal to other similar investment vehicles having similar investment strategies to those of the Fund. The Adviser determines securities the Fund holds and its assessment may be incorrect, which may result in a decline in the value of the Fund shares and failure to achieve its investment objective.

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, lack of liquidity in the bond or other markets, volatility in the securities markets or adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments and could result in decreases to the Fund’s net asset value. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. Local, state and regional events could have a significant impact on the Fund and its investments. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The change in the presidential administration in 2025 has resulted in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, amount other things, inflation and the securities markets generally.

Equity Risk. Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

Value Investing Risk. Value investing attempts to identify securities selling at a discount in comparison to the Adviser’s assessments of their intrinsic value. Such securities may not increase in price as anticipated by the Adviser, and may even decline further in value if other investors fail to recognize the issuer’s value or if the events or factors that the Adviser believes will increase a security’s market value do not occur. Value investing is subject to the risk that an issuer’s intrinsic value may never be fully realized by the market or that an issuer judged by the Adviser to be undervalued may actually be appropriately priced. Additionally, such securities may decline in value in the short- or long-term even though they are deemed by the Fund to be undervalued. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

Large-Cap Securities Risk. The securities of large capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large market capitalization companies may be unable to attain or maintain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sector Risk. The Fund may focus its investments in securities of a particular sector. Sector risk is the risk that if the Fund invests a significant portion of its total assets in issuers within the same economic sector, an adverse economic business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. Economic, legislative or regulatory developments may occur that significantly affect an entire sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular sector.

●	Communication Services Sector Risk. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

●	Consumer Food Sector. The consumer food sector is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, agricultural commodity prices, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, consumer boycotts, risks of product tampering and the availability and expense of liability insurance.

●	Consumer Discretionary Sector. The consumer discretionary sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preference, exploration and production spending. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy and, in turn, negatively affect companies in the consumer discretionary sector.

●	Consumer Staples Sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand.

●	Energy Sector. Companies in the energy sector may be adversely affected by fluctuations in energy prices and supply and demand of energy fuels. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves.

●	Financial Sector. Companies in the financials sector are often subject to extensive governmental regulation and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge, and the amounts of capital they must maintain. In addition, in recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector.

●	Healthcare Sector. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Healthcare companies are subject to competitive forces that may result in price discounting.

●	Industrials Sector. The value of companies in the industrial sector may be adversely affected by supply and demand related to their specific products or services and industrial sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and the introduction of new products.

●	Information Technology Sector. Information technology companies face intense competition and potentially rapid product obsolescence. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Companies in the information technology sector may face obsolescence and are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

●	Real Estate Sector. Securities in the real estate sector are susceptible to the risks associated with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Potential impacts on the real estate sector that could affect securities include lower occupancy rates, decreased lease payments, defaults, and foreclosures, among other consequences.

●	Retail Sector Risk. Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy and, in turn, negatively affect companies in the retail sector. A recent example is the negative impact on the retail sector of the aggressive measures taken worldwide by governments in response to COVID-19, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

●	Utilities Sector. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in commodity and operating costs, rising costs of financing capital construction and the cost of complying with government regulations, among other factors. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures.

Investment Style Risk. There is a possibility that the market segment on which the Fund is primarily invested in, whether growth or value, could underperform other kinds of investments or market averages that include style-focused investments.

New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

Authorized Participant Concentration Risk. To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to NAV and may face delisting.

Cash Positions Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, the Sub-Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to special risks. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” An investor may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Trading in shares on the exchange on which the Fund is listed may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. Shares may trade at a discount or premium to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares. There may be times when the market price and the NAV vary significantly. For example, in times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of the Fund’s shares and the Fund’s NAV. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund does not seek to replicate the performance of a specified Index. ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Foreign Exposure Risk. Although the Fund may invest in securities of companies listed on U.S. securities exchanges, the international operations of those companies may create exposure to foreign markets where such companies operate. The international operations of many companies expose them to risks associated with political, social or economic events in other countries or regions, which may include instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business

Gap Risk. The Fund is subject to the risk that a stock price will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually, such movements occur when there are adverse news announcements, which can cause a stock price to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

Geographic Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. The Fund may invest without limitation in a particular region or may be exposed to the risks of a specific country as a result of its investments in U.S.-based companies with operations or markets in other countries.

Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the U.S. government and the Federal Reserve reduce market support activities, including by increasing interest rates, such reductions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

New Adviser Risk. The Adviser has not previously managed an exchange-traded fund. Accordingly, investors in the Fund bear the risk that the Adviser’s inexperience may limit its effectiveness.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s NAV per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Funds.

Performance: Because the Fund has not commenced investment operations as of the date of this Prospectus, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. In addition, shareholder reports and financial statements and other information will be available to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.LibertyOneETF.com or by calling 1-847-680-9255.

Investment Adviser: Liberty One Investment Management, LLC (“Liberty One Investment Management” or the “Adviser”) serves as investment adviser to the Fund.

Sub-Adviser: Vident Advisory, LLC (d/b/a Vident Asset Management) serves as sub-adviser to the Fund.

Portfolio Managers: The Fund is jointly managed by Ben Pahl, President at Liberty One Investment Management and Nick Ng Lead Portfolio Manager and Investment Committee Chair at Liberty One Investment Management.

Purchase and Sale of Fund Shares: The Fund will issue and redeem shares at NAV only in large blocks of 10,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange, and trade at market prices rather than NAV. Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price that is greater than NAV (i.e., a premium), or less than NAV (i.e. a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.LibertyOneETF.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income, long-term capital gains or qualified dividend income, or a combination of the three. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser or the Sub-Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.